UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

August 3, 2006

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

NEWS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-32352	26-0075658
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

NOT APPLICABLE

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 3, 2006, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of News Corporation (the “Company”), awarded annual bonuses to Messrs. Roger Ailes, the Chairman and Chief Executive Officer of Fox News Channel and the Chairman of Fox Television Station and Twentieth Television, and Lawrence A. Jacobs, the Company’s Senior Executive Vice President and Group General Counsel, in the amount of $3,432,000 and $1,000,000, respectively. Mr. Ailes’s bonus, included a performance-based component, which was awarded after the Compensation Committee certified that the performance goals for the fiscal year ended June 30, 2006 set forth in Mr. Ailes’s employment agreement were attained.

The Compensation Committee also approved the annual bonus payments for Messrs. K. Rupert Murdoch, the Company’s Chairman and Chief Executive Officer, and David F. DeVoe, the Company’s Senior Executive Vice President and Chief Financial Officer, for performance in the fiscal year ended June 30, 2006, as calculated pursuant to the terms of their respective annual bonus guidelines as described in the Company’s Current Report on Form 8-K filed on August 3, 2005. The Compensation Committee also approved the annual bonus payment for Mr. Peter Chernin, the Company’s President and Chief Operating Officer, for performance in the fiscal year ended June 30, 2006, as calculated pursuant to the terms of Mr. Chernin’s Amended and Restated Employment, as amended (the “Employment Agreement”). Pursuant to the terms of their respective annual bonus guidelines, the annual bonuses paid to Messrs. Murdoch and DeVoe are linked to the Company’s performance as calculated by the percentage change in adjusted EPS. The calculation for the annual bonus payments for Messrs. K.R. Murdoch and DeVoe are substantively similar to the calculation for the annual bonus applicable to Mr. Chernin pursuant to the terms of Mr. Chernin’s Employment Agreement.

In addition, the Compensation Committee approved base salaries for the fiscal year ending June 30, 2007 for Messrs. K. R. Murdoch and DeVoe in the amount of $8,100,000 and $2,853,750, respectively.

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

(a) On August 4, 2006, the Company entered into an Amended and Restated Rights Agreement, by and between the Company and Computershare Investor Services, LLC, as Rights Agent (the “Amended and Restated Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Amended and Restated Rights Agreement.

The material terms of the Amended and Restated Rights Agreement are the same as those of the Rights Agreement, dated as of November 8, 2004, by and between the Company and Computer Share Investor Services, LLC, as Rights Agent, as amended (the “Original Rights Agreement”); however the Final Expiration of November 8, 2007 in the Original Rights Agreement was extended to October 20, 2008 in the Amended and Restated Rights Agreement. The Amended and Restated Rights Agreement will be presented for a vote of the holders of the Company’s Class B common stock at the Company’s 2006 Annual Meeting in accordance with the terms of the Stipulation of Settlement as described in the Company’s Current Report on Form 8-K filed on April 13, 2006 and attached thereto as Exhibit 10.1.

A copy of the Amended and Restated Rights Agreement is filed as Exhibit 4.1 to this Form 8-K and incorporated herein by reference. The foregoing description of the Amended and Restated Rights Agreement is qualified in its entirety by reference to the Amended and Restated Rights Agreement. In addition, a copy of the Company’s press release announcing its Board of Directors’ determination to amend the Rights Agreement is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(d) On August 4, 2006, the Board appointed Dr. Roderick R. Paige, a Director, to the Nominating and Corporate Governance Committee of the Board.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description
4.1	Amended and Restated Rights Agreement, dated as of August 4, 2006, by and between News Corporation and Computershare Investor Services, LLC, as Rights Agent.

99.1	Press release of News Corporation, dated August 8, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWS CORPORATION
(REGISTRANT)

By:	/s/ Lawrence A. Jacobs
Lawrence A. Jacobs
Senior Executive Vice President and Group General Counsel

Dated: August 8, 2006

EXHIBIT INDEX

Exhibit Number	Description
4.1	Amended and Restated Rights Agreement, dated as of August 4, 2006, by and between News Corporation and Computershare Investor Services, LLC, as Rights Agent.

99.1	Press release of News Corporation, dated August 8, 2006.